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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:


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

                                            [MACKENZIE PARTNERS, INC. LOGO]

                              105 Madison Avenue, New York, NY, 10016
                              Tel: 212-929-5500     Fax: 212-929-0308

                              1888 Century Park East, Los Angeles, CA 90067
                              Tel: 310-284-3110 Fax:     310-284-3140




DEAR EL PASO STOCKHOLDER:

     Thank you for returning your WHITE proxy for the Annual Meeting of Stockholders of El Paso Corporation scheduled to be held on June 17, 2003. We are assisting the El Paso board of directors (the "Board of Directors") with the solicitation of proxies from its stockholders.

     To avoid the possibility of your vote being challenged or disqualified for the reason(s) indicated below, we ask that you sign, date and mail the enclosed new WHITE proxy in the postage-paid envelope provided. As a reminder, you are urged to vote for your Board's nominees, to reject the Zilkha/Wyatt proposals and to NOT sign any blue proxy they may send you.

     |_| The proxy you previously returned was undated. (Please date the enclosed proxy, and sign it with the name shown on the proxy.)

     |_| The proxy you previously returned was not signed by all registered owners. (If shares are registered in the name of more than one person, each person should sign the proxy. If shares are held by joint owners and one is deceased, the enclosed proxy should be signed by the remaining joint owner(s), who should indicate that they are the surviving joint owner(s). If two or more owners hold shares as tenants-in-common and one is deceased, the enclosed proxy should be signed by the executor or administrator of the deceased owner, and proof of the signatory's status as an executor or administrator should be returned with the proxy.)

      |_| The  proxy  you  previously   returned   omitted  your  title  or
          authority. (If you are signing as attorney, executor, administrator, corporate officer, authorized officer of a partnership, trustee or guardian, please sign and give your full title on the enclosed proxy.)

      |_| The proxy you previously returned, as marked, did not clearly specify your voting instructions. (Please sign, date and clearly mark the enclosed proxy.)

      |_| Other
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          (Please date and sign with the name shown on the enclosed proxy.)

     The Annual Meeting will be held on Tuesday, June 17, 2003. Since time is short, we would sincerely appreciate your signing, dating and promptly mailing the enclosed WHITE proxy card today.

     If you have any questions or need assistance in voting your shares, please call us toll free at 1-800-322-2885. Thank you for your cooperation.

                                            Very truly yours,


                                            MACKENZIE PARTNERS, INC.